UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST
ACTIVE ASSETS GOVERNMENT SECURITIES TRUST
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
ACTIVE ASSETS INSTITUTIONAL MONEY TRUST
ACTIVE ASSETS MONEY TRUST
ACTIVE ASSETS TAX-FREE TRUST
MORGAN STANLEY LIQUID ASSET FUND INC.
MORGAN STANLEY TAX-FREE DAILY INCOME TRUST
MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

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September 8, 2006

Dear Account Manager:

It has come to our attention that as account manager for certain of your clients' accounts, you have the authorization to vote proxies on behalf of such client accounts. The enclosed proxy cards represent unvoted client positions for various Morgan Stanley Funds held by such client accounts.

At Special Meetings of Shareholders originally scheduled to be held on August 1,
2006, shareholders of the Morgan Stanley Funds were asked to approve the election of Directors/Trustees and the modification of various fundamental investment restrictions. For certain of these Funds, the meetings were adjourned to August 23, 2006. Several of these meetings have been further adjourned to
September 27, 2006 in order to allow additional time to obtain the remaining votes needed.

We have grouped the proxy cards and enclosed the applicable proxy statement(s)
for your review. If you choose to vote "FOR", "AGAINST" or "ABSTAIN" for all proposals with respect to each one of your clients' accounts, you may sign the attachment to this letter and return it in the enclosed business reply envelope or fax it to our proxy tabulator, Computershare Fund Services, at
1-631-233-6364. Upon receipt of the signed letter, our proxy tabulator will record your vote with respect to all client positions for which you act as account manager and are thus authorized to vote client proxies. Should you desire to vote proposals differently with respect to any client account, you must mark and sign each card individually.

Proxy materials were previously mailed to your the clients in connection with these matters. As you have proxy voting authority over your clients' accounts, no further mailings will be made to your clients nor will they be contacted by telephone by our proxy solicitor.

We appreciate your attention to this matter.

Sincerely

Morgan Stanley Investment Management

As authorized proxy voting agent for certain of my clients' accounts, I hereby appoint Ronald E. Robison, Barry Fink, and Stefanie Chang, and each of them, as proxies for positions held by such client accounts, with full power of substitution and resubstitution, and hereby authorize said proxies, and each of them, to represent and vote, as indicated blow, all shares of the Morgan Stanley
Funds held of record by such client accounts at the Special Meeting, and any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned or his clients.

[ ] To vote FOR all proposals, mark this box. If you mark this box, no other vote is necessary.

Proposal (1): Election of Directors/Trustees

[ ] Vote FOR All Directors/Trustees
[ ] WITHHOLD All Directors/Trustees

Proposals (2), (3) and (4): Modification of Various Fundamental Policies

[ ] Vote FOR all proposals
[ ] Vote AGAINST all proposals
[ ] ABSTAIN with respect to all proposals

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Signature

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Printed Name